Exhibit 99.1

PDS Biotech Announces Mount Sinai Publication of Studies Showing Superior Induction of Antibodies by Versamune®-based COVID-19 Vaccine

Versamune® T-cell activating platform demonstrates breadth of
anti-SARS-CoV-2 immune responses in a COVID-19 vaccine

Florham Park, NJ, December 21, 2020 - PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing novel cancer therapies and infectious disease vaccines based on the Company’s proprietary Versamune® T-cell activating technology, today announced the publication of data generated by a leading vaccine research team at the Icahn School of Medicine at Mount Sinai. The  research demonstrated powerful antibody induction by Versamune® against SARS-CoV-2 at low antigen doses suggesting potential for an effective antigen dose sparing COVID-19 vaccine.  These data are based on preclinical studies combining PDS Biotech’s Versamune® technology with an inactivated Newcastle disease virus (NDV)/SARS-CoV-2 vaccine (NDV vaccine) developed at Mount Sinai. The peer-reviewed scientific publication “A Newcastle Disease Virus (NDV) Expressing a Membrane-Anchored Spike as a Cost-Effective Inactivated SARS-CoV-2 Vaccine” by Sun et al. was published December 17th, 2020 in Vaccines (2020, volume 8, issue 4, page 771) and provides strong rationale for clinical development of a Versamune®-based COVID-19 vaccine to maximize the full breadth of immune responses induced against SARS-CoV-2.

The preclinical study compared various treatment regimens in their ability to induce antibodies against SARS-CoV-2:
•	the NDV vaccine alone at doses of 5µg, 10µg and 20µg,
•	the NDV vaccine in combination with Versamune® at 0.2µg, 1µg and 5µg,
•	and the NDV vaccine in combination with Addavax, an adjuvant well-known for its ability to induce powerful antibody responses, at 0.2µg, 1µg and 5µg.

As seen in Figure 3B of the publication, shown below, the NDV vaccine with R-DOTAP, the active ingredient in Versamune®,  yielded the strongest antibody responses. Figure 3C, also shown below, highlighted Versamune®’s ability to induce the highest levels of neutralizing antibodies even at the lowest studied antigen dose of 0.2µg. Challenge studies also demonstrated that the Versamune®-containing vaccine conferred protection against SARS-CoV-2 infection.

B
after prime
after boost
Serum IgG (ELISA)
Endpoint titers (log10)
6
5
4
3
2
5ug
10ug
20ug
0.2ug + R-DOTAP
1ug + R-DOTAP
5ug + R-DOTAP
0.2ug + AddaVax
1ug + AddaVax
5ug + AddaVax
WT NDV 20ug
Naive

Fig 3B: High serum IgG antibody levels shown with Versamune® (R-DOTAP nanoparticles)

C
Neutralization titers
(Post-boost D26)
ID50
10^4
10^3
10^2
10^1
LoD
(Limits of
Detection)
5ug
10ug
20ug
0.2ug + R-DOTAP
1ug + R-DOTAP
5ug + R-DOTAP
0.2ug + AddaVax
1ug + AddaVax
5ug + AddaVax
WT NDV 20ug

Fig 3C: Levels of neutralizing antibody at very low doses, 0.2μg and 1.0μg of the NDV vaccine when combined with Versamune®

PDS Biotech is jointly developing PDS0203 with the Brazilian company Farmacore. PDS0203 is a second-generation Versamune®-based COVID-19 vaccine: a simple subunit vaccine that utilizes a recombinant protein derived from the Spike protein of SARS-CoV-2, as opposed to an inactivated virus-based vaccine.  Preclinical studies of PDS0203 have confirmed the induction of strong neutralizing antibodies, virus-specific polyfunctional CD8+ (killer) and CD4+ (helper) T-cells, and long-term memory T-cell responses.

Dr. Frank Bedu-Addo, PDS Biotech’s Chief Executive Officer, commented "The results of this independent preclinical study highlight the versatility and breadth of immune responses induced by Versamune®. The power of Versamune® to confer rapid and long-term protection against infectious agents lies in its ability to quickly induce effective neutralizing antibody responses in addition to strong CD8+ and CD4+ T-cell responses.”

“The first wave of COVID-19 vaccines focused on antibody generation.  However, there is a growing body of literature that establishes the importance of T-cells in providing more durable protection against COVID-19,” commented Dr. Lauren V. Wood, Chief Medical Officer of PDS Biotech, “The preclinical data that has been generated with our COVID-19 vaccine candidate, PDS0203, establishes the rapid induction of both protective neutralizing antibodies and attacking T-cells against the virus.  Our encouragement of independent, expert validation of Versamune®’s ability to induce powerful and effective immune responses underscores our commitment to developing superior cancer therapies and vaccines."

The studies detailed in Vaccine were conducted under a drug testing agreement between PDS Biotech and Icahn School of Medicine at Mount Sinai. The full publication can be accessed here.

About PDS Biotechnology

PDS Biotech is a clinical-stage immunotherapy company with a growing pipeline of cancer immunotherapies and infectious disease vaccines based on the Company’s proprietary Versamune® T-cell activating technology platform. The company’s lead investigational cancer immunotherapy product PDS0101 is currently in Phase 2 clinical studies in multiple indications. Versamune® effectively delivers disease-specific antigens for in vivo uptake and processing, while also activating the critical type 1 interferon immunological pathway, resulting in production of potent disease-specific killer T-cells as well as neutralizing antibodies. PDS Biotech has developed multiple therapies, based on combinations of Versamune® and disease-specific antigens, designed to train the immune system to better recognize diseased cells and effectively attack and destroy them. To learn more, please visit www.pdsbiotech.com or follow us on Twitter at @PDSBiotech.

About PDS0203

PDS0203 is an investigational vaccine designed for the prevention of COVID-19 being jointly developed by PDS Biotech and Farmacore. PDS0203 combines the utility of PDS Biotech’s Versamune® platform with a recombinant native Severe Acute Respiratory Syndrome Coronavirus 2 (SARS-CoV-2) protein recognizable by our immune system (antigen). The Versamune® platform, due to its unique ability to induce both antibody and T-cell responses is being utilized to develop a next generation vaccine that may more effectively prevent COVID-19.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast.” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for its lead asset PDS0101; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the acceptance by the market of the Company’s product candidates, if approved; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, the Company’s product candidates; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Media & Investor Relations Contact:

Deanne Randolph
PDS Biotech
Phone: +1 (908) 517-3613
Email: drandolph@pdsbiotech.com

Jacob Goldberger
CG Capital
Phone: +1 (404) 736-3841
Email: jacob@cg.capital